REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of January, 2000, by and among MerchantOnline.com, Inc., a corporation duly incorporated and existing under the laws of the State of Florida (the "Company") and the subscriber as named on the signature page hereto (hereinafter referred to as "Subscriber").

                                    RECITALS:

         WHEREAS, pursuant to the Company's offering ("Offering") of up to Thirty Five Million Dollars ($35,000,000), excluding any funds paid upon exercise of the Warrants, of Common Stock of the Company pursuant to that certain Investment Agreement of even date herewith (the "Investment Agreement") between the Company and the Subscriber, the Company has agreed to sell and the Subscriber has agreed to purchase, from time to time as provided in the Investment Agreement, shares of the Company's Common Stock for a maximum aggregate offering amount of Thirty Five Million Dollars ($35,000,000);

         WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to issue to the Subscriber, from time to time, Commitment Warrants and Purchase Warrants, each as defined in the Investment Agreement, to purchase a number of shares of Common Stock, exercisable for five (5) years from their respective dates of issuance (collectively, the "Subscriber Warrants" or the "Warrants"); and

         WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to provide the Subscriber with certain registration rights with respect to the Common Stock to be issued in the Offering and the Common Stock issuable upon exercise of the Subscriber Warrants as set forth in this Registration Rights Agreement.

                                     TERMS:

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement (including the Recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

                  "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

                  "Additional Registration Statement" shall have the meaning set forth in Section 3(b).

                  "Amended Registration Statement" shall have the meaning set forth in Section 3(b).

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

                  "Business Day" shall have the meaning set forth in the Investment Agreement.


                  "Closing Bid Price" shall have the meaning set forth in the Investment Agreement.

                  "Common Stock" shall mean the common stock, par value $0.01, of the Company.

                  "Due  Date"  shall  mean the date that is one  hundred  twenty
(120) days after the date of this Agreement.

                  "Effective Date" shall have the meaning set forth in Section 2.4.

                  "Filing Date" shall mean the date that is forty-five (45) days after the date of this Agreement.

                  "Holder" shall mean Subscriber, and any other person or entity owning or having the right to acquire Registrable Securities or any permitted assignee thereof;

                  "Piggyback    Registration"   and   "Piggyback    Registration
Statement" shall have the meaning set forth in Section 4.

                  "Put" shall have the meaning as set forth in the Investment Agreement.

                  "Register," "Registered," and "Registration" shall mean and refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and pursuant to Rule 415 under the Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registrable  Securities"  shall have the meaning set forth in
Section 2.1.

                  "Registration  Statement"  shall have the meaning set forth in
Section 2.2.

                  "Rule 144" shall mean Rule 144, as amended, promulgated under the Act.

                  "Subscriber" shall have the meaning set forth in the preamble to this Agreement.

                  "Subscriber Warrants" shall have the meaning set forth in the above Recitals.

                  "Investment Agreement" shall have the meaning set forth in the Recitals hereto.

                  "Supplemental Registration Statement" shall have the meaning set forth in Section 3(b).

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

                  "Warrants" shall have the meaning set forth in the above Recitals.

                  "Warrant Shares" shall mean shares of Common Stock issuable upon exercise of any Warrant.


         2.       REQUIRED REGISTRATION.

                  2.1 REGISTRABLE SECURITIES. "Registrable Securities" shall mean those shares of the Common Stock of the Company together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, that are: (i) issuable or issued to the Subscriber pursuant to the Investment Agreement or in this Agreement, and (ii) issuable or issued upon exercise of the Subscriber Warrants; provided, however, that notwithstanding the above, the following shall not be considered Registrable Securities:

                      (a) any Common Stock which would otherwise be deemed to be Registrable Securities, if and to the extent that those shares of Common Stock may be resold in a public transaction without volume limitations or other material restrictions without registration under the Act, including without limitation, pursuant to Rule 144 under the Act; and

                      (b) any shares of Common Stock which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

                  2.2 FILING OF INITIAL REGISTRATION STATEMENT. The Company shall, by the Filing Date, file a registration statement ("Registration Statement") on Form S-1 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of Subscriber), covering the resale of a number of shares of Common Stock as Registrable Securities equal to at least Ten Million (10,000,000) shares of Common Stock and shall cover, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Act.

                  2.3 [INTENTIONALLY LEFT BLANK].

                  2.4 REGISTRATION EFFECTIVE DATE. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC (the date of such effectiveness is referred to herein as the "Effective Date") by the Due Date.

                  2.5 [INTENTIONALLY LEFT BLANK].

                  2.6 [INTENTIONALLY LEFT BLANK].

                  2.7 SHELF REGISTRATION. The Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective until all Registrable Securities are resold pursuant to such Registration Statement.

                  2.8   SUPPLEMENTAL   REGISTRATION   STATEMENT.   Anytime   the
Registration  Statement  does not cover a sufficient  number of shares of Common

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

Stock to cover all outstanding Registrable Securities, the Company shall promptly prepare and file with the SEC such Supplemental Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all such Registrable Securities and shall use its best efforts to cause such Supplemental Registration Statement to be declared effective as soon as possible.

         3. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously and reasonably possible:

                  (a) Prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and to remain effective until all Registrable Securities are resold pursuant to such Registration Statement.

                  (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement ("Amended Registration Statement") or prepare and file any additional registration statement ("Additional Registration Statement," together with the Amended Registration Statement, "Supplemental Registration Statements") as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Supplemental Registration Statements or such prior registration statement and to cover the resale of all Registrable Securities.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of the jurisdictions in which the Holders are located, of such other jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement and of all other jurisdictions where legally required, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e)      [Intentionally Omitted].

                  (f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of

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

such supplement or amendment to each Holder as such Holder may reasonably request.

                  (g) Provide Holders with notice of the date that a Registration Statement or any Supplemental Registration Statement registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective.

                  (h) Provide Holders and their representatives the opportunity and a reasonable amount of time, based upon reasonable notice delivered by the Company, to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers and directors for questions regarding such information as it relates to information contained in the Registration Statement.

                  (i) Provide Holders and their representatives the opportunity to review the Registration Statement and all amendments or supplements thereto prior to their filing with the SEC by giving the Holder at least ten (10) business days advance written prior to such filing.

                  (j) Provide each Holder with prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any is issued, to obtain the removal thereof at the earliest possible date.

                  (k) Use its best efforts to list the Registrable Securities covered by the Registration Statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the NASD, American Stock Exchange, NYSE and any other exchange or market on which the Common Stock is listed.

         4.       [INTENTIONALLY LEFT BLANK].

         5.       [INTENTIONALLY LEFT BLANK].

         6. DISPUTE AS TO REGISTRABLE SECURITIES. In the event the Company believes that shares sought to be registered under Section 2 or Section 4 by Holders do not constitute "Registrable Securities" by virtue of Section 2.1 of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer), that those securities may be sold immediately, without volume limitation or other material restrictions, without registration under the Act, by virtue of Rule 144 or similar provisions.

         7. FURNISH INFORMATION. At the Company's request, each Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities to the extent required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Act. The Company shall include all information

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

provided  by  such  Holder  pursuant  hereto  in  the  Registration   Statement,
substantially in the form supplied, except to the extent such information is not permitted by law.

         8. EXPENSES. All expenses, other than commissions and fees and expenses of counsel to the selling Holders, incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

         9. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, and in-house legal counsel of each Holder, any underwriter (as defined in the Act, or as deemed by the Securities Exchange Commission, or as indicated in a registration statement) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person; provided however, that the above shall not relieve the Company from any other liabilities which it might otherwise have.

                  (b) Promptly after receipt by an indemnified  party under this
Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume, the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if

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

representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

                  (c) In the event that the indemnity provided in paragraph (a) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above.
Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls a Holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each director and officer of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (c).

                  (d) The  obligations  of the Company  and  Holders  under this
Section 9 shall survive the resale, if any, of the Common Stock, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

         10. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

                  (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act.

         11. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either

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

generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the written consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

         12. NOTICES. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: Attn: Tarek Kirschen, President and CEO; MerchantOnline.com, Inc.; 1600 S. Dixie Hwy., Suite 300, Boca Raton, FL 33432; Telephone: (561) 395-3585; Facsimile: (561) 395-4241 (or at such other location as directed by the Company in writing) and (ii) the Holders at their respective last address as the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

         13. TERMINATION. This Agreement shall terminate on the date all Registrable Securities cease to exist (as that term is defined in Section 2.1 hereof); but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement.

         14. ASSIGNMENT. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file an amended registration statement or supplement including such transferee or a selling security holder thereunder; and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

         15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws.

         16. EXECUTION IN COUNTERPARTS PERMITTED. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

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

         17. SPECIFIC PERFORMANCE. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

         18. INDEMNITY. Each party shall indemnify each other party against any and all claims, damages (including reasonable attorney's fees), and expenses arising out of the first party's breach of any of the terms of this Agreement.

         19. ENTIRE AGREEMENT; WRITTEN AMENDMENTS REQUIRED. This Agreement, the Investment Agreement, the Common Stock certificates, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or






                           [INTENTIONALLY LEFT BLANK]
covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.


         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this ___ day of January 2000.

                                     MERCHANTONLINE.COM, INC.



                                     By: /s/ TAREK KIRSCHEN
                                        ----------------------------------------
                                             Tarek Kirschen, President and CEO


                                     Address:  Attn: Tarek Kirschen, President
                                                     and CEO
                                     MerchantOnline.com, Inc.
                                     1600 S. Dixie Hwy., Suite 300
                                     Boca Raton, FL 33432
                                     Telephone: (561) 395-3585
                                     Facsimile: (561) 395-4241


                                     SUBSCRIBER:
                                     SWARTZ PRIVATE EQUITY, LLC.



                                     By: /s/ ERIC S. SWARTZ
                                        ----------------------------------------
                                         Eric S. Swartz, Manager


                            Address: 1080 Holcomb Bridge Road
                                     Bldg. 200, Suite 285
                                     Roswell, GA  30076
                                     Telephone: (770) 640-8130
                                     Facsimile:  (770) 640-7150


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